UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
October 31, 2005
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26667	75-2057054
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
650 South Royal Lane, Suite 100
Coppell, Texas 75019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amended and Restated Loan Agreement
Modification, Renewal and Extension Agreement

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On October 31, 2005, Craftmade International Inc. (“Craftmade”) executed an Amended and Restated Loan Agreement (the “Loan Agreement”) of the existing revolving promissory note and a Modification, Renewal and Extension Agreement (the “Extension Agreement”) with The Frost National Bank, San Antonio, Texas, in the amount of $20,000,000 at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus the following amounts based on the Craftmade’s “Debt to Net Worth” ratio:

Percentage	Debt to Net Worth Ratio
2.75%	>3.00 to 1.00
2.25%	>=2.50 to 1.00 or <=3.00 to 1.00
1.75%	>2.00 to 1.00 or <2.50 to 1.00
1.50%	<=2.00 to 1.00
     The Loan Agreement will mature on October 31, 2007.
     Pursuant to the Loan Agreement, the financial covenants have been amended to remove the “Interest Coverage Ratio” and reduce the “Fixed Charge Coverage Ratio” from 1.5:1 to 1.25:1. Additionally, the Loan Agreement removes the negative covenant that limited dividends to 33% of the prior year’s net income. All wholly owned subsidiaries of Craftmade and Design Trends LLC, a 50% owned subsidiary of Craftmade, have agreed to be guarantors of the Agreement.
     The Loan Agreement also provides the customary acceleration and default provisions. The foregoing description is qualified in its entirety by reference to the Loan Agreement and the Extension Agreement, a copy of each is filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.
Section 2 — Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01 “Entry into a Material Definitive Agreement.”

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Amended and Restated Loan Agreement by and among Craftmade International, Inc. and The Frost National Bank, dated October 31, 2005.
	10.2	Modification, Renewal and Extension Agreement by and among Craftmade International, Inc. and The Frost National Bank, dated October 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: November 3, 2005	By:	/s/ J. Marcus Scrudder
J. Marcus Scrudder
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Loan Agreement by and among Craftmade International, Inc. and The Frost National Bank, dated October 31, 2005.
10.2	Modification, Renewal and Extension Agreement by and among Craftmade International, Inc. and The Frost National Bank, dated October 31, 2005.